Exhibit No. 99

CONTACT:	REGIS CORPORATION:
Mark Fosland – Vice President, Finance
952-806-1707
Alex Forliti – Director, Finance-Investor Relations
952-806-1767

For Immediate Release

REGIS REPORTS FOURTH QUARTER 2010 EARNINGS

MINNEAPOLIS, August 26, 2010 — Regis Corporation (NYSE:RGS), the global leader in the $150 billion to $170 billion hair care industry, today reported fourth quarter earnings per diluted share of $0.30.  As expected, fourth quarter reported earnings per diluted share were reduced by $0.04 due primarily to non-operational income tax expense related to the third quarter Regis Salon division non-cash, goodwill impairment charge.  Absent non-operational items, fourth quarter operational earnings were $0.34 per diluted share.  A complete reconciliation of reported earnings to operational earnings is included in today’s press release.  A more comprehensive reconciliation is available on the Company’s website at www.regiscorp.com.

On July 9, 2010, the Company reported that revenues for the fourth quarter ended June 30, 2010 decreased 5.6 percent to $590 million.

“During the past year, we have taken aggressive action to strengthen our balance sheet and improve our efficiency.  We have substantially lowered our debt, improved our cash flow and reduced expenses.   These measures played an important role in achieving our financial results,” said Paul D. Finkelstein, Chairman and Chief Executive Officer.

“Going forward our focus will be on top-line growth and we are budgeting same-store sales to improve throughout fiscal 2011, with positive comps expected in the second half of the year.  Same-store sales for the first fifty-five days of the current quarter are down 1.9 percent in contrast to a decline in consolidated total same-store sales of 2.7 percent for the fourth quarter. We have a huge opportunity to improve the overall customer experience.  Our customer service and communication programs, marketing and salon revitalization efforts will help mitigate the adverse effects of the current economy,” added Finkelstein.

“Finally, in an effort to further enhance shareholder value, we announced earlier this month that we are working with our financial advisors to review the various strategic options available to the Company,” concluded Finkelstein.

As of June 30, 2010 Regis Corporation owned, franchised, or held ownership interest in 12,728 worldwide locations.

Regis Corporation will host a conference call discussing fourth quarter results today, August 26, 2010 at 10 a.m., Central time. Interested parties are invited to listen by logging on to www.regiscorp.com or dialing 877-941-2927. A replay of the call will be available later that day. The replay phone number is 800-406-7325, access code 4330671#.

About Regis Corporation

Regis Corporation (NYSE:RGS) is the beauty industry’s global leader in beauty salons, hair restoration centers and cosmetology education. As of June 30, 2010, the Company owned, franchised or held ownership interests in over 12,700 worldwide locations.  Regis’ corporate and franchised locations operate under concepts such as Supercuts, Sassoon Salon, Regis Salons, MasterCuts, SmartStyle, Cost Cutters, Cool Cuts 4 Kids and Hair Club for Men and Women.  In addition, Regis maintains an ownership interest in Provalliance, which operates salons primarily in Europe, under the brands of Jean Louis David, Franck Provost and Saint Algue.  Regis also maintains ownership interests in Empire Education Group in the U.S. and the MY Style concepts in Japan.  System-wide, these and other concepts are located in the U.S. and in over 30 other countries in North America, South America, Europe, Africa and Asia.  For additional information about the company, including a reconciliation of non-GAAP financial information and certain supplemental financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com. To join Regis Corporation’s email alert list, click on this link:

http://www.b2i.us/irpass.asp?BzID=913&to=ea&Nav=1&S=0&L=1

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward—looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements.  These factors include the results and impact of the Company’s announcement to explore strategic alternatives; competition within the personal hair care industry, which remains strong, both domestically and internationally; price sensitivity; changes in economic conditions, and in particular, continued weakness in the U.S. and global economies; changes in consumer tastes and fashion trends; the ability of the Company to implement its planned spending and cost reduction plan and to continue to maintain compliance with the financial covenants in its credit agreements; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations and financing for new salon development and to maintain satisfactory relationships with landlords and other licensors with respect to existing locations; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify, acquire and integrate salons that support its growth objectives; the ability of the Company to maintain satisfactory relationships with suppliers; the ability of the Company to consummate the planned closure of salons and the related realization of the anticipated costs, benefits and time frame; or other factors not listed above.  The ability of the Company to meet its expected revenue target is dependent on salon acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2009. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

(TABLES TO FOLLOW)

REGIS CORPORATION (NYSE: RGS)
CONSOLIDATED BALANCE SHEET (Unaudited)
as of June 30, 2010 and 2009
(In thousands, except per share data)

	June 30,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$151,871	$42,538
Receivables, net	24,312	44,935
Inventories	153,380	158,570
Deferred income taxes	16,892	22,086
Income tax receivable	46,207	47,164
Other current assets	36,203	37,693
Total current assets	428,865	352,986

Property and equipment, net	359,250	391,538
Goodwill	736,989	764,422
Other intangibles, net	118,070	126,961
Investment in and loans to affiliates	195,786	211,400
Other assets	80,612	45,179

Total assets	$1,919,572	$1,892,486

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$51,629	$55,454
Accounts payable	57,683	62,394
Accrued expenses	160,797	156,638
Total current liabilities	270,109	274,486

Long-term debt and capital lease obligations	388,400	578,853
Other noncurrent liabilities	247,770	236,287
Total liabilities	906,279	1,089,626

Shareholders’ equity:
Common stock, $0.05 par value; issued and outstanding 57,561,180 and 43,881,364 common shares at June 30, 2010 and 2009, respectively	2,878	2,194
Additional paid-in capital	332,372	151,394
Accumulated other comprehensive income	47,032	51,855
Retained earnings	631,011	597,417

Total shareholders’ equity	1,013,293	802,860

Total liabilities and shareholders’ equity	$1,919,572	$1,892,486

-more-

REGIS CORPORATION (NYSE: RGS)

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	(Unaudited)
	Three Months Ended June 30,		Year Ended June 30,
	2010	2009	2010	2009
Revenues:
Service	$451,855	$466,544	$1,784,137	$1,833,958
Product	127,820	128,438	514,631	523,968
Product sold to Premier (1)	—	19,641	19,962	32,237
Royalties and fees	10,273	10,123	39,704	39,624
	589,948	624,746	2,358,434	2,429,787
Operating expenses:
Cost of service	255,371	261,339	1,015,720	1,044,719
Cost of product	59,907	58,483	243,921	250,801
Cost of product sold to Premier (1)	—	19,641	19,962	32,237
Site operating expenses	51,973	44,570	199,338	190,456
General and administrative	74,079	71,774	291,991	291,661
Rent	86,718	87,946	344,098	347,792
Depreciation and amortization	27,511	33,484	108,764	115,655
Goodwill impairment	—	—	35,277	41,661
Lease termination costs	(1,325)	2,896	2,145	5,732
Total operating expenses	554,234	580,133	2,261,216	2,320,714

Operating income	35,714	44,613	97,218	109,073

Other income (expense):
Interest expense	(8,990)	(8,986)	(54,414)	(39,768)
Interest income and other, net	3,642	2,948	10,410	9,461
Income from continuing operations before income taxes and equity in income (loss) of affiliated companies	30,366	38,575	53,214	78,766
Income taxes	(15,575)	(12,942)	(25,577)	(41,950)
Equity in income (loss) of affiliated companies, net of income taxes	3,548	(29,988)	11,942	(29,846)
Income (loss) from continuing operations	$18,339	$(4,355)	$39,579	$6,970

Income (loss) from discontinued operations, net of tax	—	(199)	3,161	(131,436)

Net income (loss)	$18,339	$(4,554)	$42,740	$(124,466)

Net income (loss) per share:
Basic:
Income (loss) from continuing operations	$0.32	$(0.10)	$0.71	$0.16
Income (loss) from discontinued operations, net of tax	—	(0.00)	0.06	(3.06)
Net income (loss) per share, basic (2)	$0.32	$(0.11)	$0.77	$(2.90)
Diluted:
Income (loss) from continuing operations	$0.30	$(0.10)	$0.71	$0.16
Income (loss) from discontinued operations, net of tax	—	(0.00)	0.05	(3.05)
Net income (loss) income per share, diluted (2)	$0.30	$(0.11)	$0.75	$(2.89)

Weighted average common and common equivalent shares outstanding:
Basic	56,493	43,000	55,806	42,897
Diluted	67,878	43,000	66,753	43,026

Cash dividends declared per common share	$0.04	$0.04	$0.16	$0.16

(1) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009.  The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period.  The agreement was substantially complete as of September 30, 2009.

(2) Total is a recalculation; line items calculated individually may not sum to total.

-more-

REGIS CORPORATION (NYSE: RGS)
SELECTED CASH FLOW DATA
(In thousands)

	Year Ended June 30,
	2010	2009

Net cash provided by operating activities	$192,223	$188,064
Net cash used in investing activities	(44,580)	(115,511)
Net cash used in financing activities	(39,133)	(148,307)
Effect of exchange rate changes on cash and cash equivalents	823	(9,335)
Increase (decrease) in cash and cash equivalents	109,333	(85,089)
Cash and cash equivalents:
Beginning of year	42,538	127,627
End of year	$151,871	$42,538

-more-

REGIS CORPORATION (NYSE: RGS)

Salon and Hair Restoration Center Counts and Revenues

	June 30, 2010	June 30, 2009
SYSTEM-WIDE LOCATIONS:
Company-owned salons	7,909	7,981
Franchise salons	2,020	2,045
Company-owned hair restoration centers	62	62
Franchise hair restoration centers	33	33
Ownership interest locations	2,704	2,804
Total, system-wide	12,728	12,925

SALON LOCATION SUMMARY

	June 30, 2010	June 30, 2009
NORTH AMERICAN SALONS:
REGIS SALONS
Open at beginning of period	1,071	1,078
Salons constructed	14	20
Acquired	3	23
Less relocations	(11)	(14)
Salon openings	6	29
Conversions	—	—
Salons closed	(28)	(36)
Total, Regis Salons	1,049	1,071

MASTERCUTS
Open at beginning of period	602	615
Salons constructed	15	14
Acquired	—	—
Less relocations	(7)	(10)
Salon openings	8	4
Conversions	—	—
Salons closed	(10)	(17)
Total, MasterCuts Salons	600	602

TRADE SECRET (3)
Company-owned salons:
Open at beginning of period	—	674
Salons constructed	—	10
Acquired	—	—
Franchise buybacks	—	—
Less relocations	—	(4)
Salon openings	—	6
Conversions	—	—
Salons sold	—	(655)
Salons closed	—	(25)
Total company-owned salons	—	—

- more -

	June 30, 2010	June 30, 2009

Franchise salons:
Open at beginning of period	—	106
Salons constructed	—	1
Acquired	—	—
Less relocations	—	—
Salon openings	—	1
Franchise buybacks	—	—
Divisional reclassification (3)	—	(43)
Salons sold	—	(57)
Salons closed	—	(7)
Total franchise salons	—	—

Total, Trade Secret Salons	—	—

SMARTSTYLE/COST CUTTERS IN WAL-MART
Company-owned salons:
Open at beginning of period	2,300	2,212
Salons constructed	80	71
Acquired	—	—
Franchise buybacks	5	24
Less relocations	(3)	(2)
Salon openings	82	93
Conversions	—	—
Salons closed	(8)	(5)
Total company-owned salons	2,374	2,300

Franchise salons:
Open at beginning of period	122	146
Salons constructed	2	1
Acquired	—	—
Less relocations	—	—
Salon openings	2	1
Conversions	—	—
Franchise buybacks	(5)	(24)
Salons closed	—	(1)
Total franchise salons	119	122

Total, SmartStyle/Cost Cutters in Wal-Mart Salons	2,493	2,422

SUPERCUTS
Company-owned salons:
Open at beginning of period	1,114	1,132
Salons constructed	10	27
Acquired	—	—
Franchise buybacks	12	6
Less relocations	(2)	(2)
Salon openings	20	31
Conversions	—	(2)
Salons closed	(34)	(47)
Total company-owned salons	1,100	1,114

- more -

	June 30, 2010	June 30, 2009
Franchise salons:
Open at beginning of period	1,022	997
Salons constructed	42	51
Acquired (2)	—	—
Less relocations	(6)	(7)
Salon openings	36	44
Conversions	9	1
Franchise buybacks	(12)	(6)
Salons closed	(21)	(14)
Total franchise salons	1,034	1,022

Total, Supercuts Salons	2,134	2,136

PROMENADE
Company-owned salons:
Open at beginning of period	2,450	2,399
Salons constructed	18	36
Acquired	—	71
Franchise buybacks	6	53
Less relocations	(10)	(16)
Salon openings	14	144
Conversions	—	1
Salons closed	(82)	(94)
Total company-owned salons	2,382	2,450

Franchise salons:
Open at beginning of period	901	914
Salons constructed	34	40
Acquired	—	—
Less relocations	(9)	(7)
Salon openings	25	33
Conversions	(9)	—
Divisional reclassification (3)	—	43
Franchise buybacks	(6)	(53)
Salons closed	(44)	(36)
Total franchise salons	867	901

Total, Promenade	3,249	3,351

INTERNATIONAL SALONS (1)
Company-owned salons:
Open at beginning of period	444	472
Salons constructed	2	4
Acquired	—	—
Franchise buybacks	—	—
Less relocations	—	(1)
Salon openings	2	3
Conversions	—	—
Salons closed	(42)	(31)
Total company-owned salons	404	444

- more -

	June 30, 2010	June 30, 2009
Franchise salons:
Open at beginning of period	—	—
Salons constructed	—	—
Acquired (2)	—	—
Less relocations	—	—
Salon openings	—	—
Conversions	—	—
Franchise buybacks	—	—
Salons closed	—	—
Total franchise salons	—	—

Total, International Salons	404	444

TOTAL SYSTEM-WIDE SALONS:
Company-owned salons:
Open at beginning of period	7,981	8,582
Salons constructed	139	182
Acquired	3	94
Franchise buybacks	23	83
Less relocations	(33)	(49)
Salon openings	132	310
Conversions	—	(1)
Salons sold	—	(655)
Salons closed	(204)	(255)
Total company-owned salons	7,909	7,981

Franchise salons:
Open at beginning of period	2,045	2,163
Salons constructed	78	93
Acquired (2)	—	—
Less relocations	(15)	(14)
Salon openings	63	79
Conversions	—	1
Franchise buybacks	(23)	(83)
Salons sold	—	(57)
Salons closed	(65)	(58)
Total franchise salons	2,020	2,045

Total Salons	9,929	10,026

HAIR RESTORATION CENTERS:
Company-owned hair restoration centers:
Open at beginning of period	62	57
Salons constructed	4	8
Acquired	—	—
Franchise buybacks	—	2
Less relocations	(4)	(5)
Salon openings	—	5
Conversions	—	—
Sites closed	—	—
Total company-owned hair restoration centers	62	62

- more -

	June 30, 2010	June 30, 2009
Franchise hair restoration centers:
Open at beginning of period	33	35
Salons constructed	—	—
Acquired	—	—
Less relocations	—	—
Salon openings	—	—
Franchise buybacks	—	(2)
Sites closed	—	—
Total franchise hair restoration centers	33	33

Total Hair Restoration Centers	95	95

Ownership interest locations	2,704	2,804

Grand Total, System-wide	12,728	12,925

(1) Canadian and Puerto Rican salons are included in the Regis Salons, MasterCuts, Supercuts, and Promenade concepts and not included in the International salon totals.

(2) Represents primarily the acquisition of franchise networks.

(3)  On February 16, 2009 the Company announced the completion of the sale of Trade Secret retail product division to Premier Salons Beauty, Inc.  As a result of this transaction, the Company reported the Trade Secret operations as discontinued operations for all periods presented.  Forty-three franchise salons were not included in the sale of Trade Secret to Premier Salons Beauty, Inc. and are not reported as discontinued operations. These franchise salons are now included in Promenade.

Relocations represent a transfer of location by the same salon concept.

Conversions represent the transfer of one salon concept to another concept.

- more -

REVENUES BY CONCEPT:

	For the Periods Ended June 30,
	Three Months		Twelve Months
(Dollars in thousands)	2010	2009	2010	2009
North American salons:
Regis	$108,021	$114,198	$437,990	$474,964
MasterCuts	41,261	41,587	166,821	170,338
SmartStyle	134,275	134,729	533,094	529,782
Supercuts	80,791	80,537	314,698	310,913
Promenade (3)	147,558	171,745	607,960	631,701
Total North American salons (2)	511,906	542,796	2,060,563	2,117,698

International salons	41,482	45,975	156,085	171,569
Hair restoration centers	36,560	35,975	141,786	140,520
Consolidated revenues	$589,948	$624,746	$2,358,434	$2,429,787

Percent change from prior year	(5.6)%	(2.5)%	(2.9)%	(2.1)%

Same-store sales decrease (1)	(2.7)%	(4.0)%	(3.2)%	(3.1)%

(1) Salon same-store sales are calculated on a daily basis as the total change in sales for company-owned salons which were open on a specific day of the week during the current period and the corresponding prior period.  Quarterly and year-to-date salon same-store sales are the sum of the same-store sales computed on a daily basis.  Relocated salons are included in same-store sales as they are considered to have been open in the prior period.  International same-store sales are calculated in local currencies so that foreign currency fluctuations do not impact the calculation.  Management believes that same-store sales, a component of organic growth, are useful in order to help determine the change in salon revenues attributable to its organic growth (new salon construction and same-store sales growth) versus growth from acquisitions.

(2) Beginning with the period ended December 31, 2008, the operations of the Trade Secret concept within the North American reportable segment were accounted for as a discontinued operation. All comparable periods will reflect Trade Secret as a discontinued operation.

(3) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009.  The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period.  For the three months ended June 30, 2010, and 2009, the Company generated revenue of $0.0 and $19.6 million, respectively, in product sold to Premier, which represented 0.0 and 3.1 percent of consolidated revenues, respectively. For the twelve months ended June 30, 2010 and 2009, the Company generated revenue of $20.0 and $32.2 million, respectively, in product sold to Premier, which represented 0.8 and 1.3 percent of consolidated revenues, respectively. The agreement was substantially complete as of September 30, 2009.

- more -

FINANCIAL INFORMATION BY SEGMENT:

Financial information concerning the Company’s salon and hair restoration businesses is shown in the following tables.

	For the Three Months Ended June 30, 2010
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$404,276	$30,480	$17,099	$—	$451,855
Product	97,980	11,002	18,838	—	127,820
Product sold to Premier (1)	—	—	—	—	—
Royalties and fees	9,650	—	623	—	10,273
	511,906	41,482	36,560	—	589,948
Operating expenses:
Cost of service	230,041	15,563	9,767	—	255,371
Cost of product	48,808	5,526	5,573	—	59,907
Cost of product sold to Premier (1)	—	—	—	—	—
Site operating expenses	47,748	2,792	1,433	—	51,973
General and administrative	28,575	3,826	8,687	32,991	74,079
Rent	73,303	10,592	2,269	554	86,718
Depreciation and amortization	19,232	599	3,084	4,596	27,511
Goodwill impairment	—	—	—	—	—
Lease termination costs	—	(1,325)	—	—	(1,325)
Total operating expenses	447,707	37,573	30,813	38,141	554,234

Operating income (loss)	64,199	3,909	5,747	(38,141)	35,714

Other income (expense):
Interest expense	—	—	—	(8,990)	(8,990)
Interest income and other, net	—	—	—	3,642	3,642
Income (loss) from continuing operations before income taxes and equity in income (loss) of affiliated companies	$64,199	$3,909	$5,747	$(43,489)	$30,366

(1) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009.  The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period. The agreement was substantially complete as of September 30, 2009.

- more -

	For the Three Months Ended June 30, 2009
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$416,503	$33,584	$16,457	$—	$466,544
Product	97,156	12,391	18,891	—	128,438
Product sold to Premier (1)	19,641	—	—	—	19,641
Royalties and fees	9,496	—	627	—	10,123
	542,796	45,975	35,975	—	624,746
Operating expenses:
Cost of service	234,908	17,424	9,007	—	261,339
Cost of product	47,560	5,526	5,397	—	58,483
Cost of product sold to Premier (1)	19,641	—	—	—	19,641
Site operating expenses	40,106	3,218	1,246	—	44,570
General and administrative	27,728	4,224	8,245	31,577	71,774
Rent	72,465	12,619	2,295	567	87,946
Depreciation and amortization	17,988	7,698	2,950	4,848	33,484
Goodwill impairment	—	—	—	—	—
Lease termination costs	2,154	742	—	—	2,896
Total operating expenses	462,550	51,451	29,140	36,992	580,133

Operating income (loss)	80,246	(5,476)	6,835	(36,992)	44,613

Other income (expense):
Interest expense	—	—	—	(8,986)	(8,986)
Interest income and other, net	—	—	—	2,948	2,948
Income (loss) from continuing operations before income taxes and equity in income (loss) of affiliated companies	$80,246	$(5,476)	$6,835	$(43,030)	$38,575

(1) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009.  The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period. The agreement was substantially complete as of September 30, 2009.

- more -

	For the Twelve Months Ended June 30, 2010
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$1,605,979	$111,833	$66,325	$—	$1,784,137
Product	397,401	44,252	72,978	—	514,631
Product sold to Premier (1)	19,962	—	—	—	19,962
Royalties and fees	37,221	—	2,483	—	39,704
	2,060,563	156,085	141,786	—	2,358,434
Operating expenses:
Cost of service	920,905	57,657	37,158	—	1,015,720
Cost of product	199,783	22,570	21,568	—	243,921
Cost of product sold to Premier (1)	19,962	—	—	—	19,962
Site operating expenses	183,881	10,152	5,305	—	199,338
General and administrative	113,956	13,115	36,207	128,713	291,991
Rent	294,263	38,681	9,013	2,141	344,098
Depreciation and amortization	72,681	4,986	12,198	18,899	108,764
Goodwill impairment	35,277	—	—	—	35,277
Lease termination costs	—	2,145	—	—	2,145
Total operating expenses	1,840,708	149,306	121,449	149,753	2,261,216

Operating income (loss)	219,855	6,779	20,337	(149,753)	97,218

Other income (expense):
Interest expense	—	—	—	(54,414)	(54,414)
Interest income and other, net	—	—	—	10,410	10,410
Income (loss) from continuing operations before income taxes and equity in income (loss) of affiliated companies	$219,855	$6,779	$20,337	$(193,757)	$53,214

(1) Premier Salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009.  The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period. The agreement was substantially complete as of September 30, 2009.

- more -

	For the Twelve Months Ended June 30, 2009(1)
	Salons		Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Centers	Corporate	Consolidated
Revenues:
Service	$1,646,239	$122,664	$65,055	$—	$1,833,958
Product	402,103	48,905	72,960	—	523,968
Product sold to Premier (2)	32,237	—	—	—	32,237
Royalties and fees	37,119	—	2,505	—	39,624
	2,117,698	171,569	140,520	—	2,429,787
Operating expenses:
Cost of service	944,782	64,326	35,611	—	1,044,719
Cost of product	203,283	25,855	21,663	—	250,801
Cost of product sold to Premier (2)	32,237	—	—	—	32,237
Site operating expenses	173,457	11,762	5,237	—	190,456
General and administrative	117,673	15,720	33,924	124,344	291,661
Rent	292,253	44,492	8,887	2,160	347,792
Depreciation and amortization	73,395	12,492	11,327	18,441	115,655
Goodwill impairment	—	41,661	—	—	41,661
Lease termination costs	4,990	742	—	—	5,732
Total operating expenses	1,842,070	217,050	116,649	144,945	2,320,714

Operating income (loss)	275,628	(45,481)	23,871	(144,945)	109,073

Other income (expense):
Interest expense	—	—	—	(39,768)	(39,768)
Interest income and other, net	—	—	—	9,461	9,461
Income (loss) from continuing operations before income taxes and equity in income(loss) of affiliated companies	$275,628	$(45,481)	$23,871	$(175,252)	$78,766

(1) Beginning with the period ended December 31, 2008, the operations of the Trade Secret concept within the North American reportable segment were accounted for as a discontinued operation. All comparable periods will reflect Trade Secret as a discontinued operation.

(2) Premier salons Beauty, Inc. (Premier) purchased Trade Secret, Inc. from Regis Corporation on February 16, 2009. The agreement included a provision that Regis Corporation would supply product to Premier at cost for a transition period. The agreement was substantially complete as of September 30, 2009.

- more -

REGIS CORPORATION (NYSE: RGS)

NON-GAAP FINANCIAL MEASURES (Unaudited)

The Company’s press release announcing results of operations for the three month period ended June 30, 2010 includes references to the following “non-GAAP financial measures” as defined by Regulation G of the Securities and Exchange Commission:

•                  As expected, fourth quarter reported earnings per diluted share were reduced by $0.04 due primarily to non-operational income tax expense related to the third quarter Regis Salon division non-cash, goodwill impairment charge.

•                  Absent non-operational items, fourth quarter operational earnings were $0.34 per diluted share.

Non-GAAP Diluted Net Income Per Share

The table below is provided to assist the reader’s understanding of the three month period ending June 30, 2010 earnings.  The Company believes that adjusted net income per diluted share from operations, a non-GAAP financial measure, is a useful basis to compare the Company’s results against, because unusual items during the three month period ending June 30, 2010, impacted the Company’s reported net income (see “Adjustments” in table below).  The presentation below reconciles reported net income per diluted share (U.S. GAAP amounts) to adjusted net income per diluted share from operations.  The adjusted net income per diluted share information should not be construed as an alternative to reported results under U.S. GAAP.

Three Months Ended
June 30, 2010
(Dollars)
Diluted net income per share, as reported (U.S. GAAP) (1)	$0.299

Adjustments:
Income tax expense (2)	0.056
Lease termination costs (3)	(0.012)
Diluted net income per share from operations, adjusted (4)	$0.344

(1) Diluted net income per share, as reported for the fourth quarter ending June 30, 2010 was calculated under the if-converted method.

(2) The fourth quarter ending June 30, 2010 included $3.8 million of after-tax income tax expense related to the non-cash goodwill impairment charge of the Company’s Regis salon division in the third quarter of fiscal year 2010.

(3) The fourth quarter ending June 30, 2010 included a $1.3 million ($0.8 million after-tax) benefit associated with the lease termination costs as part of the store closing plan of up to 80 underperforming company-owned salons in the United Kingdom.

(4) Total is a recalculation; line items calculated individually may not sum to total due to rounding.

- END -